                                                                     Exhibit C.4




                            THE WESTWOOD GROUP, INC.




                         COMMON STOCK VALUATION SUMMARY




                             ALOUETTE CAPITAL, INC.




                                 SEPTEMBER 2002

                            THE WESTWOOD GROUP, INC.

                                TABLE OF CONTENTS

                                                       TAB
                                                       ---
Discussion Outline

Summary of Implied Value Per Share

Westwood Historical Financial Summary .............     1

         Income Statement Information

         Pro-Forma Balance Sheet

Westwood Recent Stock Trading History .............     2

Comparable Financial Ratio Group: .................     3

         Definition/Criteria

         Financial and Multiple Analyses

         Valuation Analyses

Capitalized Free Cash Flow Valuation Analysis .....     4

Asset Based Valuation Analysis.....................     5

                            THE WESTWOOD GROUP, INC.

                               DISCUSSION OUTLINE

I.    WESTWOOD HISTORICAL FINANCIAL RESULTS

      -     Decline from peak of early `90s.

      -     Restructuring of capitalization and liabilities.

      -     Recent operating performance.

      -     Outlook for racing bill legislation, gaming and future results.

II.   RECENT STOCK PRICE/TRADING ANALYSIS

      - Over past three years, very few trades occurred (less than 30) at prices ranging from $.50 to $3.50 independent of insider trades.

      - One insider private transaction for approximately 11,415 shares at $3.00 per share in August 2000.

      -     No active trading market or liquidity for public shareholders.

III.  SUMMARY OF VALUATION WORK

      -     Comparable Financial Ratio Group Analysis

            -     No direct public comparable companies.

            - Established surrogate group having similar financial characteristics.

            - Proxy for market multiples created to validate a fair price range for stock (including multiples of revenues, EBIT and EBITDA and price to net earnings).

            - Revenue and P/E multiples least indicative; EBIT and EBITDA multiples most indicative.

      -     Capitalized Cash Flow Analysis

            -     2002 estimate for operating income as basis.

            -     Capitalization/Discount rate.

            -     Principal assumption - lack of clear prospect for growth.

      -     Asset Based Analysis

            -     Not a going concern analysis.

            -     Real Estate Appraisals

            -     Unique tax implications for Westwood.

IV.   FAIRNESS OPINION

      -     Considered numerous factors.

      -     Book value not relevant.

      -     No market for control analysis.

      -     Minority interest; no control premium.

      -     Lack of liquidity discount.

                            THE WESTWOOD GROUP, INC.

                       SUMMARY OF IMPLIED VALUE PER SHARE



                                                       WEIGHTED                                    RANGE
VALUATION TECHNIQUE                                    MEAN (1)        MEAN         MEDIAN          LOW           HIGH
-------------------                                    --------      --------      --------       --------      --------
Comparable Financial Ratio Group:

    As Multiple of 12/31/02 ForecastedRevenue            $1.77         $2.12         $1.60         ($1.87)        $6.10
    As Multiple of 12/31/02 Forecasted EBIT              $2.96         $3.70         $3.08          $0.63        $10.27
    As Multiple of 12/31/02 Forecasted EBITDA            $2.47         $2.55         $2.64         ($0.55)        $4.96
    As Multiple of 12/31/02 Forecasted Earnings          $3.46         $4.04         $3.27         ($6.86)       $12.63
                                                       --------      --------      --------       --------      --------

Asset Valuation

    At $13.5MM Land Appraisal                            $3.99
    At $11.5MM Land Appraisal                            $3.10

Capitalized Cash Flow Valuation                          $3.30







RANGE OF IMPLIED VALUE PER SHARE (BASED ON WEIGHTED MEAN) (2)

                                                                LOW                     HIGH
                                                               -----                    -----
   Implied Value per Share                                     $1.77                    $3.99
   Lack of Liquidity Discount (15%-25%)                          25%                      15%
                                                               -----                    -----
   Adjusted Implied Value per Share                            $1.33                    $3.39


Footnotes:

(1) The weighted average mean was calculated by totaling the raw financial data of the comparable financial ratio group and then utilizing the appropriate summed totals to calculate each multiple. In contrast the mean was obtained by calculating the appropriate multiple for each individual company within the comparable financial ratio group and then averaging these individual multiples to arrive at a group mean. Given the surrogate nature of group since there are no companies that are directly comparable to Westwood, we have identified the weighted average mean of the group as the most important indicator of how the market values a company with the financial characteristics of Westwood.

(2) Utilizing the six datapoints consisting of the weighted means for the surrogate comparable group for multiples of Revenue, EBIT, EBITDA, Earnings, and the Asset Based Valuation and the Capitalized Cash Flow Valuation.

                            THE WESTWOOD GROUP, INC.

                        Historical Financial Summary (A)

                                                                                                                               MGT.
                                                                                         6 MONTHS   6 MONTHS         TTM   FORECAST
                           1995      1996     1997     1998     1999     2000     2001       2001       2002   6/30/2002       2002
                         ------    ------   ------   ------   ------   ------   ------   --------   --------   ---------   --------
Operating Revenue:
------------------
   Operating Revenue     22,079    20,582   21,046   18,971   17,545   17,671   16,983      8,661      8,240      16,562     16,185

Expense:
--------
   Operating Expenses    21,147    18,161   18,509   17,506   16,361   16,750   15,848      8,271      7,584      15,161     14,767
   Depreciation &
     Amortization           883       828      529      700      584      523      536        257        289         568        579
                         ------    ------   ------   ------   ------   ------   ------   --------   --------   ---------   --------
Total Expenses           22,030    18,989   19,038   18,206   16,945   17,273   16,384      8,528      7,873      15,729     15,346

Income from Operations       49     1,593    2,008      765      600      398      599        133        367         833        839

Interest expense, net      (709)     (755)    (387)    (398)    (499)    (461)    (515)      (292)      (227)       (450)      (412)
Gain/(Loss) on Sale of
  Investment                  -         -        -        -   (1,809)       -                   -          -           -
Other Income/(Expense)     (159)    1,867    1,169      525        3     (692)     (20)        (8)       (31)        (43)       (60)
Gain/(Loss) From
  Change in Accounting
  Estimate                    -         -        -        -        -        -    1,058          -          -       1,058          -
                         ------    ------   ------   ------   ------   ------   ------   --------   --------   ---------   --------

Income Before Tax          (819)    2,705    2,790      892   (1,705)    (755)   1,122       (167)       109       1,398        367
Provsion for Income
  Tax                         -       (13)       -      (83)     (91)     (94)     (46)       (33)       (27)        (40)        -
                         ------    ------   ------   ------   ------   ------   ------   --------   --------   ---------   --------
Income From Continuing
  Operations               (819)    2,692    2,790      809   (1,796)    (849)   1,076       (200)        82       1,358        367

Loss on Discontinued
  Harness Racing         (1,235)   (2,180)  (2,412)       -        -        -        -          -          -           -          -

Gain from Disposal of
  Discontinued Harness
  Racing                      -         -    2,581    1,001        -      353      351          -          -         351          -
                         ------    ------   ------   ------   ------   ------   ------   --------   --------   ---------   --------

Net Income               (2,054)      512    2,959    1,810   (1,796)    (496)   1,427       (200)        82       1,709        367


Income Statement Data:
---------------------
EBIT                         49     1,593    2,008      765      600      398      599        133        367         833        839
EBITDA                      932     2,421    2,537    1,465    1,184      921    1,135        390        656       1,401      1,418



Consolidated Balance
  Sheet Data (B):
--------------------
Working Capital
  (Deficit)             (20,480)  (17,105)  (9,309)  (3,381)  (1,543)  (2,186)  (1,201)       n/a     (1,656)       (241)       n/a
Total Assets             25,608    20,830   13,581   13,369    9,413    7,780    6,913        n/a      7,363       8,067        n/a
Long-Term Debt            5,774     3,435      997    5,551    4,392    4,096    3,772        n/a      3,598       5,313        n/a
Total Debt                7,525     6,847    5,370    5,902    4,665    4,391    4,097        n/a      3,938       5,566        n/a
Stockholder's Equity     (4,913)   (4,464)  (1,551)     466   (1,259)  (1,772)    (405)       n/a       (324)       (368)       n/a



(A) As sourced from the Company's 10-K and 10-Q SEC filings, except for management's forecasted statement of income for fiscal year 2002.

(B) Balance sheet accounts for TTM 6/30/02 reflect proforma adjustments for refinancing completed 9/4/02.

                     THE WESTWOOD GROUP, INC.

            PROFORMA 9/4/02 BALANCE SHEET ($ IN 000'S)

                                                                                          ADJUSTMENTS
                                                                                           FOR 9/4/02        PROFORMA
                                                                           06/30/02       REFINANCING        06/30/02
                                                                           --------       -----------        --------
ASSETS
------
Current assets:
      Cash & cash equivalents (1)                                                73              447              520
      Restricted cash                                                           510                               510
      Escrowed cash                                                             166                               166
      Accounts receivable                                                        17                                17
      Prepaid expenses & other current assets                                   333                               333
      Notes receivable from officers short term portion                         525                               525
                                                                           --------                          --------
Total current assets                                                          1,624              447            2,071


Property, plant and equipment:
      Land                                                                      348                               348
      Building & building improvements                                       18,900                            18,900
      Machinery & equipment                                                   4,966                             4,966
                                                                           --------                          --------
Total property, plant & equipment                                            24,214                            24,214
      Less accumulated depreciation                                         (19,213)                          (19,213)
                                                                           --------                          --------
Net property, plant & equipment                                               5,001                             5,001

Other assets:
      Deferred financing costs (2)                                               43              257              300
      Other assets, net                                                          13                                13
      Note receivable from officers long term portion                           682                               682
                                                                           --------                          --------
Total other assets                                                              738              257              995

Total assets                                                                  7,363              704            8,067


LIABILITIES:
------------
Current liabilities:
      Accounts payable & other accrued liabilities                            1,239                             1,239
      Outstanding parimutuel tickets                                            519                               519
      Settlement liability, current (3)                                         406             (406)               -
      Purse liability                                                           301                               301
      Note Payable                                                              166                               166
      Current maturities of long-term debt (4)                                  340             (253)              87
      Short-term advance from officer/stockholder (5)                           309             (309)               -
                                                                           --------       -----------        --------
Total current liabilities                                                     3,280             (968)           2,312

Long-term debt, less current maturities (6)                                   3,598            1,715            5,313

Accrued executive bonus, long-term portion                                        8                                 8
Other long-term liabilities                                                     802                               802

Total Liabilities                                                             7,688              747            8,435

Stockholders' Equity:
      Common stock                                                               20                                20
      Class B stock                                                               9                                 9
      Additional paid-in capital                                             13,379                            13,379
      Accumulated deficit                                                    (5,513)                           (5,513)
      Other comprehensive loss (7)                                             (255)             (43)            (298)
      Cost of shares in treasury                                             (7,965)                           (7,965)
                                                                           --------                          --------
Total stockholders' equity                                                     (325)             (43)            (368)

Total liabilities & stockholders' equity                                      7,363              704            8,067

Footnotes:

(1) $447 represents the remaining cash balances from the refinancing after giving effect to all other use of proceeds.

(2) $257 adjustment represents the $300 in fees to close refinancing less the unamortized $43 written off when existing debt was refinanced.

(3)   $406 use of proceeds used to pay off settlement liability.

(4) $253 adjustment reflects paying down of $340 of existing current maturities and adding approximately $87 of current maturities in new financing arrangement.

(5)   $309 use of proceeds used to pay down short-term advance from officer.

(6) $1,715 adjustment reflects paying off existing debt (net of current maturities) and refinancing with $5,400 facility (net of current maturities).

(7) Reflects write-off of unamortized financing fees from previous transaction.

                            The Westwood Group, Inc.
                          Common Stock Trading History
                         (over the counter, non-Nasdaq)

                                                          Sales
                                         ---------------------------------------

Periods/Trades                               High                       Low
--------------                               ----                       ---

09/01/97 thru 12/31/97                       $3.00                      $3.00
(Traded 1 day)

01/01/98 thru 12/31/98                     No Sales                   No Sales
(Traded no days)

01/01/99 thru 12/31/99                       $3.50                      $1.125
(Traded 4 days)

01/03/00 thru 03/31/00                       $1.00                      $1.00
(Traded 3 days)

04/03/00 thru 06/30/00                       $1.01                      $1.00
(Traded 1 day)

07/03/00 thru 09/29/00                       $1.20                      $0.50
(Traded 2 days)

10/02/00 thru 12/29/00                       $1.50                      $0.50
(Traded 4 days)

01/01/01 thru 12/31/01                       $0.70                      $0.75
(Traded 3 days)

04/01/01 thru 06/30/01                       $1.00                      $0.75
(Traded 4 days)

07/01/01 thru 09/30/01                     No Sales                   No Sales
(Traded no days)

10/01/01 thru 12/31/01                       $0.85                      $0.85
(Traded 3 days)

01/01/02 thru 03/31/02                       $0.80                      $0.80
(Traded 3 days)

04/01/02 thru 06/30/02                       $1.10                      $0.80
(Traded 3 days)

07/01/02 thru 09/09/02                       $1.25                      $0.80
(Traded 2 days)

Source: National Quotation Bureau (Pink Sheets)

Comparable Group Multiple Analysis:

The comparable company approach to valuation is utilized to derive a firm's value through comparison to values of publicly traded companies which may have similar characteristics in terms of industry, core business, market position, financial structure or performance characteristics.

Due to the nature of the company's business, pari-mutuel wagering at a greyhound racetrack with limited dining and food service, it was impossible to find direct comparable public companies that operated in the same industry as Westwood. We therefore searched for public companies (excluding financial institutions) that exhibited certain similar historical and current financial operating characteristics to the Company. This screen included companies that have exhibited flat to slightly declining revenue growth (-5% to 5% per annum) for both the last twelve months and on a compounded annual basis for the last five years; were less than $100 million in revenue size; were leveraged at less than 5x trailing twelve months EBITDA; had operating margins (EBIT/Revenues) for the trailing twelve months from greater than 0% to less than 10.0%; and which had earnings which had not exhibited a precipitous decline during the past twelve to twenty-four months.

This screen yielded a sample of 16 companies. This final sample set, (the "Comparable Financial Ratio Group") was then analyzed over the past three years plus the most recent trailing twelve months to generate valuation multiples as measured against revenues, EBIT, EBITDA and earnings. These various ratios were than statistically reviewed by range, median, mean and weighted average mean for each time period and the resultant multiples were used to establish a proxy for a public company comparable range of value for Westwood's common stock.

                            THE WESTWOOD GROUP, INC.

                 COMPARABLE COMPANIES: REVENUE MULTIPLE ANALYSIS

                                                                STOCK
                                                FISCAL          PRICE         MARKET        DEBT &         CASH &           ENTPRS.
COMPANY NAME                    TICKER            YEAR      9/13/2002            CAP     MIN. INT.         EQUIV.             VALUE
------------                    ------          ------      ---------        -------     ---------        -------          --------
Arrow-Magnolia International    ARWM            31-Dec          $1.91         $6,880            $0         $2,068            $4,812
Badger Paper Mills, Inc.        BPMI            31-Dec          $6.28        $13,006        $9,592           $529           $22,069
Blonder Tongue Laboratories     BDR             31-Dec          $1.41        $10,734       $15,806            $68           $26,472
Chicago Rivet & Machine         CVR             31-Dec         $25.65        $24,804        $2,533         $4,461           $22,876
CPAC, Inc.                      CPAK            31-Mar          $5.59        $28,755        $8,118         $7,424           $29,449
Document Sciences Corp.         DOCX            31-Dec          $2.28         $8,776            $0         $7,015            $1,761
DSI Toys Inc.                   DSIT            31-Dec          $0.57         $5,168       $12,860           $662           $17,366
Ecology & Environment           EEI             31-Dec          $9.25        $37,657        $1,603        $13,660           $25,600
Hastings Manufacturing          HMF             31-Dec         $10.30         $7,725        $2,335           $434            $9,626
Outlook Group                   OUTL            31-May          $5.00        $17,110            $0         $3,021           $14,089
Pizza Inn                       PZZI            30-Jun          $1.75        $17,689       $18,918           $246           $36,361
Rocky Shoes & Boots, Inc.       RCKY            31-Dec          $4.35        $19,527       $20,485         $1,515           $38,497
Servotronics, Inc.              SVT             31-Dec          $3.75         $7,181        $6,388           $706           $12,863
SigmaTron International, Inc.   SGMA            30-Apr          $5.00        $14,835       $11,380           $345           $25,870
Tufco Technologies, Inc.        TFCO            30-Sep          $4.50        $20,826        $7,442           $592           $27,676
Wellco Enterprises              WLC             30-Jun         $12.50        $15,175          $204         $1,040           $14,339

Total                                                                                                                      $329,725

                                                                                REVENUES
                                                FISCAL      -----------------------------------------------------
COMPANY NAME                    TICKER            YEAR            TTM           2001          2000           1999
------------                    ------          ------       --------       --------      --------       --------
Arrow-Magnolia International    ARWM            31-Dec        $13,953        $13,575       $14,193        $14,002
Badger Paper Mills, Inc.        BPMI            31-Dec        $73,835        $76,305       $76,137        $69,231
Blonder Tongue Laboratories     BDR             31-Dec        $52,277        $53,627       $70,196        $56,805
Chicago Rivet & Machine         CVR             31-Dec        $41,500        $40,443       $45,423        $49,080
CPAC, Inc.                      CPAK            31-Mar        $98,120        $97,779      $104,544       $112,147
Document Sciences Corp.         DOCX            31-Dec        $21,704        $22,120       $22,579        $24,305
DSI Toys Inc.                   DSIT            31-Dec        $65,910        $67,906       $70,439        $47,560
Ecology & Environment           EEI             31-Dec        $71,118        $73,423       $69,890        $63,349
Hastings Manufacturing          HMF             31-Dec        $35,451        $34,795       $35,146        $37,308
Outlook Group                   OUTL            31-May        $67,207        $67,207       $70,660        $72,744
Pizza Inn                       PZZI            30-Jun        $63,722        $63,827       $66,304        $66,294
Rocky Shoes & Boots, Inc.       RCKY            31-Dec        $98,194       $103,320      $103,229        $98,781
Servotronics, Inc.              SVT             31-Dec        $16,872        $17,934       $16,969        $16,165
SigmaTron International, Inc.   SGMA            30-Apr        $84,771        $84,771       $80,890        $88,885
Tufco Technologies, Inc.        TFCO            30-Sep        $77,297        $82,127       $78,952        $76,331
Wellco Enterprises              WLC             30-Jun        $20,301        $19,417       $22,225        $21,312

Total                                                        $902,232       $918,576      $947,776       $914,299

                                                                      ENTERPRISE VALUE/REVENUE MULTIPLE
                                                FISCAL      -----------------------------------------------------
COMPANY NAME                    TICKER            YEAR            TTM           2001          2000           1999
------------                    ------          ------       --------       --------      --------       --------
Arrow-Magnolia International    ARWM            31-Dec           0.34           0.35          0.34           0.34
Badger Paper Mills, Inc.        BPMI            31-Dec           0.30           0.29          0.29           0.32
Blonder Tongue Laboratories     BDR             31-Dec           0.51           0.49          0.38           0.47
Chicago Rivet & Machine         CVR             31-Dec           0.55           0.57          0.50           0.47
CPAC, Inc.                      CPAK            31-Mar           0.30           0.30          0.28           0.26
Document Sciences Corp.         DOCX            31-Dec           0.08           0.08          0.08           0.07
DSI Toys Inc.                   DSIT            31-Dec           0.26           0.26          0.25           0.37
Ecology & Environment           EEI             31-Dec           0.36           0.35          0.37           0.40
Hastings Manufacturing          HMF             31-Dec           0.27           0.28          0.27           0.26
Outlook Group                   OUTL            31-May           0.21           0.21          0.20           0.19
Pizza Inn                       PZZI            30-Jun           0.57           0.57          0.55           0.55
Rocky Shoes & Boots, Inc.       RCKY            31-Dec           0.39           0.37          0.37           0.39
Servotronics, Inc.              SVT             31-Dec           0.76           0.72          0.76           0.80
SigmaTron International, Inc.   SGMA            30-Apr           0.31           0.31          0.32           0.29
Tufco Technologies, Inc.        TFCO            30-Sep           0.36           0.34          0.35           0.36
Wellco Enterprises              WLC             30-Jun           0.71           0.74          0.65           0.67


                                RANGE          LOW               0.08           0.08          0.08           0.07
                                               HIGH              0.76           0.74          0.76           0.80

                                MEAN                             0.39           0.39          0.37           0.39

                                WEIGHTED MEAN (A)                0.37           0.36          0.35           0.36

                                MEDIAN                           0.35           0.34          0.34           0.36


Footnotes:

(A) Equals total enterprise value for group divided by total revenues for group.

                            THE WESTWOOD GROUP, INC.

                  COMPARABLE COMPANIES: EBIT MULTIPLE ANALYSIS

                                                 STOCK
                                       FISCAL    PRICE     MARKET   DEBT &    CASH &   ENTPRS.
Company Name                   Ticker   Year   9/13/2002    Cap    Min. Int.  Equiv.    Value
------------                   ------  ------  ---------  -------  ---------  -------  --------
Arrow-Magnolia International    ARWM   31-Dec    $ 1.91   $ 6,880   $     0   $ 2,068  $  4,812
Badger Paper Mills, Inc.        BPMI   31-Dec    $ 6.28   $13,006   $ 9,592   $   529  $ 22,069
Blonder Tongue Laboratories     BDR    31-Dec    $ 1.41   $10,734   $15,806   $    68  $ 26,472
Chicago Rivet & Machine         CVR    31-Dec    $25.65   $24,804   $ 2,533   $ 4,461  $ 22,876
CPAC, Inc.                      CPAK   31-Mar    $ 5.59   $28,755   $ 8,118   $ 7,424  $ 29,449
Document Sciences Corp.         DOCX   31-Dec    $ 2.28   $ 8,776   $     0   $ 7,015  $  1,761
DSI Toys Inc.                   DSIT   31-Dec    $ 0.57   $ 5,168   $12,860   $   662  $ 17,366
Ecology & Environment           EEI    31-Dec    $ 9.25   $37,657   $ 1,603   $13,660  $ 25,600
Hastings Manufacturing          HMF    31-Dec    $10.30   $ 7,725   $ 2,335   $   434  $  9,626
Outlook Group                   OUTL   31-May    $ 5.00   $17,110   $     0   $ 3,021  $ 14,089
Pizza Inn                       PZZI   30-Jun    $ 1.75   $17,689   $18,918   $   246  $ 36,361
Rocky Shoes & Boots, Inc.       RCKY   31-Dec    $ 4.35   $19,527   $20,485   $ 1,515  $ 38,497
Servotronics, Inc.              SVT    31-Dec    $ 3.75   $ 7,181   $ 6,388   $   706  $ 12,863
SigmaTron International, Inc.   SGMA   30-Apr    $ 5.00   $14,835   $11,380   $   345  $ 25,870
Tufco Technologies, Inc.        TFCO   30-Sep    $ 4.50   $20,826   $ 7,442   $   592  $ 27,676
Wellco Enterprises              WLC    30-Jun    $12.50   $15,175   $   204   $ 1,040  $ 14,339

Total                                                                                  $329,725


                                                                EBIT
                                       FISCAL  --------------------------------------
COMPANY NAME                   TICKER   YEAR      TTM       2001     2000      1999
------------                   ------  ------  ---------  -------  --------   -------
Arrow-Magnolia International    ARWM   31-Dec   $   609   $   510   $ 1,066   $ 1,535
Badger Paper Mills, Inc.        BPMI   31-Dec   $ 4,140   $ 4,283   ($2,882)  $ 1,863
Blonder Tongue Laboratories     BDR    31-Dec   $ 2,913   $ 3,290   $ 7,525   $ 2,063
Chicago Rivet & Machine         CVR    31-Dec   $ 3,330   $ 2,747   $ 4,142   $ 5,267
CPAC, Inc.                      CPAK   31-Mar   $ 4,956   $ 5,007   $ 8,046   $ 9,488
Document Sciences Corp.         DOCX   31-Dec   $   196   $   359     ($416)  $ 1,366
DSI Toys Inc.                   DSIT   31-Dec   $ 1,716     ($182)     ($49)  $ 2,665
Ecology & Environment           EEI    31-Dec   $ 2,796   $ 3,395   $ 1,166   $    53
Hastings Manufacturing          HMF    31-Dec   $ 1,748   $ 1,580   $   505   $ 1,216
Outlook Group                   OUTL   31-May   $   626   $   626   $ 2,113   $ 3,450
Pizza Inn                       PZZI   30-Jun   $ 4,342   $ 4,757   $ 5,139   $ 4,620
Rocky Shoes & Boots, Inc.       RCKY   31-Dec   $ 1,819   $ 3,576   $ 3,185   ($5,178)
Servotronics, Inc.              SVT    31-Dec   $ 1,172   $ 1,386   $ 1,122   ($1,459)
SigmaTron International, Inc.   SGMA   30-Apr   $ 3,333   $ 3,333     ($688)  $ 2,475
Tufco Technologies, Inc.        TFCO   30-Sep   $ 2,455   $ 3,008   $ 1,632   $ 4,779
Wellco Enterprises              WLC    30-Jun   $ 1,166   $ 1,600   $ 1,399   $    78

Total                                           $37,317   $39,275   $33,005   $34,281


                                                       ENTERPRISE VALUE/EBIT MULTIPLE
                                       FISCAL  ----------------------------------------------
COMPANY NAME                   TICKER   YEAR       TTM      2001      2000      1999
------------                   ------  ------     -----    ------   -------    ------
Arrow-Magnolia International    ARWM   31-Dec      7.90      9.43      4.51      3.13
Badger Paper Mills, Inc.        BPMI   31-Dec      5.33      5.15     (7.66)    11.85
Blonder Tongue Laboratories     BDR    31-Dec      9.09      8.05      3.52     12.83
Chicago Rivet & Machine         CVR    31-Dec      6.87      8.33      5.52      4.34
CPAC, Inc.                      CPAK   31-Mar      5.94      5.88      3.66      3.10
Document Sciences Corp.         DOCX   31-Dec      8.98      4.90     (4.23)     1.29
DSI Toys Inc.                   DSIT   31-Dec     10.12    (95.42)  (354.40)     6.52
Ecology & Environment           EEI    31-Dec      9.16      7.54     21.96    483.01
Hastings Manufacturing          HMF    31-Dec      5.51      6.09     19.06      7.92
Outlook Group                   OUTL   31-May     22.51     22.51      6.67      4.08
Pizza Inn                       PZZI   30-Jun      8.37      7.64      7.08      7.87
Rocky Shoes & Boots, Inc.       RCKY   31-Dec     21.16     10.77     12.09     (7.43)
Servotronics, Inc.              SVT    31-Dec     10.98      9.28     11.46     (8.82)
SigmaTron International, Inc.   SGMA   30-Apr      7.76      7.76    (37.60)    10.45
Tufco Technologies, Inc.        TFCO   30-Sep     11.27      9.20     16.96      5.79
Wellco Enterprises              WLC    30-Jun     12.30      8.96     10.25    183.83


=====================================================================================
   RANGE          LOW                              5.33    (95.42)  (354.40)    (8.82)
                  HIGH                            22.51     22.51     21.96    483.01

   MEAN                                           10.20      2.26    (17.57)    45.61

   WEIGHTED MEAN (A)                               8.84      8.40      9.99      9.62

   MEDIAN                                          9.04      7.90      6.10      6.15
=====================================================================================

Footnotes:

(A) Equals total enterprise value for group divided by total EBIT for group.

                            THE WESTWOOD GROUP, INC.

                 COMPARABLE COMPANIES: EBITDA MULTIPLE ANALYSIS


                                                 STOCK
                                       FISCAL    PRICE    MARKET    DEBT &    CASH &   ENTPRS.
Company Name                   Ticker   Year   9/13/2002    Cap    Min. Int.  Equiv.    Value
------------                   ------  ------  ---------  -------  ---------  -------  --------
Arrow-Magnolia International    ARWM   31-Dec   $ 1.91    $ 6,880   $     0   $ 2,068  $  4,812
Badger Paper Mills, Inc.        BPMI   31-Dec   $ 6.28    $13,006   $ 9,592   $   529  $ 22,069
Blonder Tongue Laboratories     BDR    31-Dec   $ 1.41    $10,734   $15,806   $    68  $ 26,472
Chicago Rivet & Machine         CVR    31-Dec   $25.65    $24,804   $ 2,533   $ 4,461  $ 22,876
CPAC, Inc.                      CPAK   31-Mar   $ 5.59    $28,755   $ 8,118   $ 7,424  $ 29,449
Document Sciences Corp.         DOCX   31-Dec   $ 2.28    $ 8,776   $     0   $ 7,015  $  1,761
DSI Toys Inc.                   DSIT   31-Dec   $ 0.57    $ 5,168   $12,860   $   662  $ 17,366
Ecology & Environment           EEI    31-Dec   $ 9.25    $37,657   $ 1,603   $13,660  $ 25,600
Hastings Manufacturing          HMF    31-Dec   $10.30    $ 7,725   $ 2,335   $   434  $  9,626
Outlook Group                   OUTL   31-May   $ 5.00    $17,110   $     0   $ 3,021  $ 14,089
Pizza Inn                       PZZI   30-Jun   $ 1.75    $17,689   $18,918   $   246  $ 36,361
Rocky Shoes & Boots, Inc.       RCKY   31-Dec   $ 4.35    $19,527   $20,485   $ 1,515  $ 38,497
Servotronics, Inc.              SVT    31-Dec   $ 3.75    $ 7,181   $ 6,388   $   706  $ 12,863
SigmaTron International, Inc.   SGMA   30-Apr   $ 5.00    $14,835   $11,380   $   345  $ 25,870
Tufco Technologies, Inc.        TFCO   30-Sep   $ 4.50    $20,826   $ 7,442   $   592  $ 27,676
Wellco Enterprises              WLC    30-Jun   $12.50    $15,175   $   204   $ 1,040  $ 14,339

Total                                                                                  $329,725


                                                              EBITDA
                                       FISCAL  --------------------------------------
COMPANY NAME                   TICKER   YEAR      TTM       2001      2000      1999
------------                   ------  ------  ---------  -------  ---------  -------
Arrow-Magnolia International    ARWM   31-Dec   $ 1,030   $   910   $ 1,343   $ 1,728
Badger Paper Mills, Inc.        BPMI   31-Dec   $ 7,242   $ 7,638   $   123   $ 4,716
Blonder Tongue Laboratories     BDR    31-Dec   $ 5,139   $ 6,102   $10,526   $ 5,057
Chicago Rivet & Machine         CVR    31-Dec   $ 5,268   $ 4,669   $ 6,032   $ 6,979
CPAC, Inc.                      CPAK   31-Mar   $ 8,110   $ 8,474   $11,575   $12,923
Document Sciences Corp.         DOCX   31-Dec   $   837   $ 1,130   $   307   $ 1,965
DSI Toys Inc.                   DSIT   31-Dec   $ 3,158   $ 1,708   $ 2,041   $ 3,431
Ecology & Environment           EEI    31-Dec   $ 4,494   $ 4,899   $ 2,552   $ 1,447
Hastings Manufacturing          HMF    31-Dec   $ 3,133   $ 3,007   $ 2,009   $ 2,681
Outlook Group                   OUTL   31-May   $ 4,051   $ 4,051   $ 5,708   $ 7,558
Pizza Inn                       PZZI   30-Jun   $ 5,747   $ 6,100   $ 6,349   $ 5,491
Rocky Shoes & Boots, Inc.       RCKY   31-Dec   $ 5,993   $ 7,985   $ 7,884   ($1,341)
Servotronics, Inc.              SVT    31-Dec   $ 1,822   $ 1,974   $ 1,768     ($538)
SigmaTron International, Inc.   SGMA   30-Apr   $ 5,239   $ 5,239   $ 1,306   $ 4,274
Tufco Technologies, Inc.        TFCO   30-Sep   $ 5,601   $ 6,633   $ 5,167   $ 7,869
Wellco Enterprises              WLC    30-Jun   $ 1,929   $ 2,325   $ 2,073   $   623

Total                                           $68,793   $72,844   $66,763   $64,863


                                                  ENTERPRISE VALUE/EBITDA MULTIPLE
                                       FISCAL  --------------------------------------
COMPANY NAME                   TICKER   YEAR      TTM       2001     2000      1999
------------                   ------  ------  ---------  -------  ---------  -------
Arrow-Magnolia International    ARWM   31-Dec    4.67       5.29       3.58      2.78
Badger Paper Mills, Inc.        BPMI   31-Dec    3.05       2.89     179.42      4.68
Blonder Tongue Laboratories     BDR    31-Dec    5.15       4.34       2.51      5.23
Chicago Rivet & Machine         CVR    31-Dec    4.34       4.90       3.79      3.28
CPAC, Inc.                      CPAK   31-Mar    3.63       3.48       2.54      2.28
Document Sciences Corp.         DOCX   31-Dec    2.10       1.56       5.74      0.90
DSI Toys Inc.                   DSIT   31-Dec    5.50      10.17       8.51      5.06
Ecology & Environment           EEI    31-Dec    5.70       5.23      10.03     17.69
Hastings Manufacturing          HMF    31-Dec    3.07       3.20       4.79      3.59
Outlook Group                   OUTL   31-May    3.48       3.48       2.47      1.86
Pizza Inn                       PZZI   30-Jun    6.33       5.96       5.73      6.62
Rocky Shoes & Boots, Inc.       RCKY   31-Dec    6.42       4.82       4.88    (28.71)
Servotronics, Inc.              SVT    31-Dec    7.06       6.52       7.28    (23.91)
SigmaTron International, Inc.   SGMA   30-Apr    4.94       4.94      19.81      6.05
Tufco Technologies, Inc.        TFCO   30-Sep    4.94       4.17       5.36      3.52
Wellco Enterprises              WLC    30-Jun    7.43       6.17       6.92     23.02

======================================================================================
    RANGE         LOW                            2.10       1.56       2.47    (28.71)
                  HIGH                           7.43      10.17     179.42     23.02

    MEAN                                         4.86       4.82      17.08      2.12

    WEIGHTED MEAN (A)                            4.79       4.53       4.94      5.08

    MEDIAN                                       4.94       4.86       5.54      3.55
======================================================================================

(A) Equals total enterprise value for group divided by total EBITDA for group.

                            THE WESTWOOD GROUP, INC.

             COMPARABLE COMPANIES: PRICE/EARNINGS MULTIPLE ANALYSIS

                                                              2001       2002
                                       FISCAL     2001       INTERIM    INTERIM       TTM
Company Name                   Ticker   Year   Net Income  Net Income  Net Income  Net Income
------------                   ------  ------  ----------  ----------  ----------  ----------
Arrow-Magnolia International    ARWM   31-Dec     $   360     $   263     $   315     $   412
Badger Paper Mills, Inc.        BPMI   31-Dec     $ 3,846     $ 1,890     $ 1,653     $ 3,609
Blonder Tongue Laboratories     BDR    31-Dec     $ 1,217     $   291     $   216     $ 1,142
Chicago Rivet & Machine         CVR    31-Dec     $ 1,792     $ 1,077     $ 1,528     $ 2,243
CPAC, Inc.                      CPAK   31-Mar     $ 2,930     $   708     $   710     $ 2,932
Document Sciences Corp.         DOCX   31-Dec     $   638     $   372        ($97)    $   169
DSI Toys Inc.                   DSIT   31-Dec     ($1,450)    ($3,031)    ($1,800)      ($219)
Ecology & Environment           EEI    31-Dec     $ 1,895     $ 1,291     $   954     $ 1,558
Hastings Manufacturing          HMF    31-Dec     $ 1,048     $   518     $   696     $ 1,226
Outlook Group                   OUTL   31-May     $   663     $     0     $     0     $   663
Pizza Inn                       PZZI   30-Jun     $ 2,480     $ 1,779     $ 1,635     $ 2,336
Rocky Shoes & Boots, Inc.       RCKY   31-Dec     $ 1,531       ($204)    ($1,110)    $   625
Servotronics, Inc.              SVT    31-Dec     $   700     $   336     $   239     $   603
SigmaTron International, Inc.   SGMA   30-Apr     $ 1,542     $     0     $     0     $ 1,542
Tufco Technologies, Inc.        TFCO   30-Sep     $ 1,425     $   790     $    21     $   656
Wellco Enterprises              WLC    30-Jun     $ 1,153     $   830     $   808     $ 1,131

Total                                                                                 $20,628


                                        FULLY-DILUTED  FULLY-DILUTED     STOCK     FULLY-DILUTED
                                           SHARES        EARNINGS        PRICE         P/E            MARKET
Company Name                   Ticker    Outstanding     Per Share     9/13/2002     Multiple     Capitalization
------------                   ------   -------------  -------------   ---------   -------------  --------------
Arrow-Magnolia International    ARWM            3,602         $ 0.11      $ 1.91           16.70        $  6,880
Badger Paper Mills, Inc.        BPMI            2,071         $ 1.74      $ 6.28            3.60        $ 13,006
Blonder Tongue Laboratories     BDR             7,613         $ 0.15      $ 1.41            9.40        $ 10,734
Chicago Rivet & Machine         CVR               967         $ 2.32      $25.65           11.06        $ 24,804
CPAC, Inc.                      CPAK            5,144         $ 0.57      $ 5.59            9.81        $ 28,755
Document Sciences Corp.         DOCX            3,849         $ 0.04      $ 2.28           51.93        $  8,776
DSI Toys Inc.                   DSIT            9,066         ($0.02)     $ 0.57          (23.60)       $  5,168
Ecology & Environment           EEI             4,071         $ 0.38      $ 9.25           24.17        $ 37,657
Hastings Manufacturing          HMF               750         $ 1.63      $10.30            6.30        $  7,725
Outlook Group                   OUTL            3,422         $ 0.19      $ 5.00           25.81        $ 17,110
Pizza Inn                       PZZI           10,108         $ 0.23      $ 1.75            7.57        $ 17,689
Rocky Shoes & Boots, Inc.       RCKY            4,489         $ 0.14      $ 4.35           31.24        $ 19,527
Servotronics, Inc.              SVT             1,915         $ 0.31      $ 3.75           11.91        $  7,181
SigmaTron International, Inc.   SGMA            2,967         $ 0.52      $ 5.00            9.62        $ 14,835
Tufco Technologies, Inc.        TFCO            4,628         $ 0.14      $ 4.50           31.75        $ 20,826
Wellco Enterprises              WLC             1,214         $ 0.93      $12.50           13.42        $ 15,175

Total                            Total                                                                  $255,847

======================================
    RANGE            LOW        (23.60)
                     HIGH        51.93

    MEAN                         15.04

    WEIGHTED MEAN (A)            12.40

    MEDIAN                       11.48
======================================


Footnotes:

(A) Equals total market capitalization for group divided by total net income for group.

                            THE WESTWOOD GROUP, INC.

     GOING CONCERN VALUATION ANALYSIS (BASED ON COMPARABLE REVENUE MULTIPLE)


                                                     AT HIGH END OF RANGE
                                      -----------------------------------------------------
                                         MGT.
                                       FORECAST         TTM           FYE           FYE
                                      12/31/2002     6/30/2002     12/31/2001    12/31/2000
                                      ----------     ---------     ----------    ----------
Historical Revenues                       16,185        16,562         16,983        17,671

Less Net Debt @ 9/30/01:

Long-Term Debt                             5,313         5,313          5,313         5,313
Other Debt                                    --            --             --            --
Current Maturities of Long Term Debt        253           253            253           253
                                      ----------     ---------     ----------    ----------
Total Long Term Debt                       5,566         5,566          5,566         5,566
Cash and Cash Equivalents                    686           686            686           686
Loans Due From Shareholders (1)           1,207         1,207          1,207         1,207
                                      ----------     ---------     ----------    ----------
Net Debt                                   3,673         3,673          3,673         3,673


Historical Revenues                       16,185        16,562         16,983        17,671

VALUATION MULTIPLE (2)                     0.76          0.76           0.74          0.76
                                      ----------     ---------     ----------    ----------
Enterprise Value as Going Concern         12,339        12,627         12,542        13,395
less Net Debt (3)                         3,673         3,673          3,673         3,673
                                      ----------     ---------     ----------    ----------
Implied Value of Equity                    8,666         8,954          8,869         9,722

Option Shares (4)                          232.5         232.5          232.5         232.5

Exercise Price                                3             3              3             3
                                      ----------     ---------     ----------    ----------
Value from Exercise of Options               698           698            698           698

Warrant Shares (4)                            75            75             75            75
Exercise Price                                3             3              3             3
                                      ----------     ---------     ----------    ----------
Value for Exercise of Warrants               225           225            225           225

Total Equity Value                         9,589         9,876          9,791        10,645
Fully Diluted Shares                   1,570.725     1,570.725      1,570.725     1,570.725
                                      ----------     ---------     ----------    ----------
IMPLIED VALUE PER SHARE                     6.10          6.29           6.23          6.78


                                                             AT MEAN
                                      -----------------------------------------------------
                                         MGT.
                                       FORECAST         TTM           FYE           FYE
                                      12/31/2002     6/30/2002     12/31/2001    12/31/2000
                                      ----------     ---------     ----------    ----------
Historical Revenues                       16,185        16,562         16,983        17,671

Less Net Debt @ 9/30/01:

Long-Term Debt                             5,313         5,313          5,313         5,313
Other Debt                                    --           --              --            --
Current Maturities of Long Term Debt         253           253            253           253
                                      ----------     ---------     ----------    ----------
Total Long Term Debt                       5,566         5,566          5,566         5,566
Cash and Cash Equivalents                    686           686            686           686
Loans Due From Shareholders (1)            1,207         1,207          1,207         1,207
                                      ----------     ---------     ----------    ----------
Net Debt                                   3,673         3,673          3,673         3,673


Historical Revenues                       16,185        16,562         16,983        17,671

VALUATION MULTIPLE (2)                      0.39          0.39           0.39          0.37
                                      ----------     ---------     ----------    ----------
Enterprise Value as Going Concern          6,354         6,502          6,596         6,572
less Net Debt (3)                          3,673         3,673          3,673         3,673
                                      ----------     ---------     ----------    ----------
Implied Value of Equity                    2,681         2,829          2,923         2,899

Option Shares (4)                          232.5         232.5          232.5         232.5
Exercise Price                                --           --              --            --
                                      ----------     ---------     ----------    ----------
Value from Exercise of Options                --           --              --            --
Warrant Shares (4)                            75            75             75            75
Exercise Price                                --           --              --            --
                                      ----------     ---------     ----------    ----------
Value for Exercise of Warrants                --           --              --            --

Total Equity Value                         2,681         2,829          2,923         2,899
Fully Diluted Shares                   1,263.225     1,263.225      1,263.225     1,263.225
                                      ----------     ---------     ----------    ---------
IMPLIED VALUE PER SHARE                     2.12          2.24           2.31          2.29


                                                         AT WEIGHTED MEAN
                                      -----------------------------------------------------
                                         MGT.
                                       FORECAST         TTM           FYE           FYE
                                      12/31/2002     6/30/2002     12/31/2001    12/31/2000
                                      ----------     ---------     ----------    ----------
Historical Revenues                       16,185        16,562         16,983        17,671

Less Net Debt @ 9/30/01:

Long-Term Debt                             5,313         5,313          5,313         5,313
Other Debt                                    --           --              --            --
Current Maturities of Long Term Debt         253           253            253           253
                                      ----------    ----------     ----------    ----------
Total Long Term Debt                       5,566         5,566          5,566         5,566
Cash and Cash Equivalents                    686           686            686           686
Loans Due From Shareholders (1)            1,207         1,207          1,207         1,207
                                      ----------    ----------     ----------    ----------
Net Debt                                   3,673         3,673          3,673         3,673

Historical Revenues                       16,185        16,562         16,983        17,671
Valuation Multiple (2)                      0.37          0.37           0.36          0.35
                                      ----------    ----------     ----------    ----------
Enterprise Value as Going Concern          5,915         6,053          6,096         6,148
less Net Debt (3)                          3,673         3,673          3,673         3,673
                                      ----------    ----------     ----------    ----------
Implied Value of Equity                    2,242         2,380          2,423         2,475

Option Shares (4)                          232.5         232.5          232.5         232.5
Exercise Price                                --           --              --            --
                                      ----------    ----------     ----------    ----------
Value from Exercise of Options                --           --              --            --

Warrant Shares (4)                            75            75             75            75
Exercise Price                                --           --              --            --
                                      ----------    ----------     ----------    ----------
Value for Exercise of Warrants                --           --              --            --

Total Equity Value                         2,242         2,380          2,423         2,475
Fully Diluted Shares                   1,263.225     1,263.225      1,263.225     1,263.225
                                      ----------    ----------     ----------    ----------
Implied Value per Share                     1.77          1.88           1.92          1.96


                                                            AT MEDIAN
                                      -----------------------------------------------------
                                         MGT.
                                       FORECAST         TTM           FYE            FYE
                                      12/31/2002     6/30/2002     12/31/2001    12/31/2000
                                      ----------     ---------     ----------    ----------
Historical Revenues                       16,185        16,562         16,983        17,671

Less Net Debt @ 9/30/01:

Long-Term Debt                             5,313         5,313          5,313         5,313
Other Debt                                    --           --              --            --
Current Maturities of Long Term Debt         253           253            253           253
                                      ----------     ---------     ----------    ----------
Total Long Term Debt                       5,566         5,566          5,566         5,566
Cash and Cash Equivalents                    686           686            686           686
Loans Due From Shareholders (1)            1,207         1,207          1,207         1,207
                                      ----------     ---------     ----------    ----------
Net Debt                                   3,673         3,673          3,673         3,673

Historical Revenues                       16,185        16,562         16,983        17,671
Valuation Multiple (2)                      0.35          0.35           0.34          0.34
                                      ----------     ---------     ----------    ----------
Enterprise Value as Going Concern          5,688         5,821          5,822         6,093
less Net Debt (3)                          3,673         3,673          3,673         3,673
                                      ----------     ---------     ----------    ----------
Implied Value of Equity                    2,015         2,148          2,149         2,420

Option Shares (4)                          232.5         232.5          232.5         232.5
Exercise Price                                --           --              --            --
                                      ----------     ---------     ----------    ----------
Value from Exercise of Options                --           --              --            --
Warrant Shares (4)                            75            75             75            75
Exercise Price                                --           --              --            --
                                      ----------     ---------     ----------    ----------
Value for Exercise of Warrants                --           --              --            --
Total Equity Value                         2,015         2,148          2,149         2,420
Fully Diluted Shares                   1,263.225     1,263.225      1,263.225     1,263.225
                                      ----------     ---------     ----------    ----------
Implied Value per Share                     1.60          1.70           1.70          1.92


                                                       AT LOW END OF RANGE
                                      -----------------------------------------------------
                                         MGT.
                                       FORECAST         TTM           FYE           FYE
                                      12/31/2002     6/30/2002     12/31/2001    12/31/2000
                                      ----------     ---------     ----------    ----------
Historical Revenues                       16,185        16,562         16,983        17,671

Less Net Debt @ 9/30/01:

Long-Term Debt                             5,313         5,313          5,313         5,313
Other Debt                                    --           --              --            --
Current Maturities of Long Term Debt         253           253            253           253
                                      ----------     ---------     ----------    ----------
Total Long Term Debt                       5,566         5,566          5,566         5,566
Cash and Cash Equivalents                    686           686            686           686
Loans Due From Shareholders (1)            1,207         1,207          1,207         1,207
                                      ----------     ---------     ----------    ----------
Net Debt                                   3,673         3,673          3,673         3,673

Historical Revenues                       16,185        16,562         16,983        17,671
Valuation Multiple (2)                      0.08          0.08           0.08          0.07
                                      ----------     ---------     ----------    ----------
Enterprise Value as Going Concern          1,313         1,344          1,352         1,280
less Net Debt (3)                          3,673         3,673          3,673         3,673
                                      ----------     ---------     ----------    ----------
Implied Value of Equity                   (2,360)       (2,329)        (2,321)       (2,393)

Option Shares (4)                          232.5         232.5          232.5         232.5
Exercise Price                                --           --              --            --
                                      ----------     ---------     ----------    ----------
Value from Exercise of Options                --           --              --            --

Warrant Shares (4)                            75            75             75            75
Exercise Price                                --           --              --            --
                                      ----------     ---------     ----------    ----------
Value for Exercise of Warrants                --           --              --            --

Total Equity Value                        (2,360)       (2,329)        (2,321)       (2,393)
Fully Diluted Shares                   1,263.225     1,263.225      1,263.225     1,263.225
                                      ----------     ---------     ----------    ----------
Implied Value per Share                    (1.87)        (1.84)         (1.84)        (1.89)


Footnotes:

(1) Loans due from shareholders were netted against debt to arrive at net debt as it is an obligation due to the company.
(2) As calculated from the Comparable Financial Ratio Group on the preceding page.
(3) Net debt was deducted from enterprise value to arrive at the implied value of the Westwood's equity.
(4) To the extent the implied value per share exceeded $3.00, the options and warrant shares were included in the fully-diluted shares and the value to Westwood from the exercise price ($3.00) of the options and warrants were included in the value of the equity.

                            THE WESTWOOD GROUP, INC.

      GOING CONCERN VALUATION ANALYSIS (BASED ON COMPARABLE EBIT MULTIPLE)


                                                      AT HIGH END OF RANGE
                                      -----------------------------------------------------
                                         MGT.
                                       FORECAST         TTM           FYE           FYE
                                      12/31/2002     6/30/2002     12/31/2001    12/31/2000
                                      ----------     ---------     ----------    ----------
Income From Operations                       839           833            599           398
plus Extraordinary Add-Backs (1)              --            --             --           881
                                      ----------     ---------     ----------    ----------
Historical EBIT                              839           833            599         1,279

Less Net Debt @ 9/30/01:

Long-Term Debt                             5,313         5,313          5,313         5,313
Other Debt                                    --           --              --            --
Current Maturities of Long Term Debt        253           253            253           253
                                      ----------     ---------     ----------    ----------
Total Long Term Debt                       5,566         5,566          5,566         5,566
Cash and Cash Equivalents                    686           686            686           686
Loans Due From Shareholders (1)           1,207         1,207          1,207         1,207
                                      ----------     ---------     ----------    ----------
Net Debt                                   3,673         3,673          3,673         3,673

Historical EBIT                              839           833            599         1,279

VALUATION MULTIPLE (3)                    22.51         22.51          22.51         21.96
                                      ----------     ---------     ----------    ----------
Enterprise Value as Going Concern         18,883        18,748         13,481        28,081
less Net Debt (4)                         3,673         3,673          3,673         3,673
                                      ----------     ---------     ----------    ----------
Implied Value of Equity                   15,210        15,075          9,808        24,408

Option Shares (5)                          232.5         232.5          232.5         232.5
Exercise Price                                3             3              3             3
                                      ----------     ---------     ----------    ----------
Value from Exercise of Options               698           698            698           698

Warrant Shares (5)                            75            75             75            75
Exercise Price                                3             3              3             3
                                      ----------     ---------     ----------    ----------
Value for Exercise of Warrants               225           225            225           225

Total Equity Value                        16,132        15,997         10,731        25,330
Fully Diluted Shares                   1,570.725     1,570.725      1,570.725     1,570.725
                                      ----------     ---------     ----------    ----------
IMPLIED VALUE PER SHARE                    10.27         10.18           6.83         16.13


                                                              AT MEAN
                                      -----------------------------------------------------
                                         MGT.
                                       FORECAST         TTM           FYE           FYE
                                      12/31/2002     6/30/2002     12/31/2001    12/31/2000
                                      ----------     ---------     ----------    ----------
Income From Operations                       839           833            599           398
plus Extraordinary Add-Backs (1)              --            --             --           881
                                      ----------     ---------     ----------    ----------
Historical EBIT                              839           833            599         1,279

Less Net Debt @ 9/30/01:
Long-Term Debt                             5,313         5,313          5,313         5,313
Other Debt                                    --           --              --            --
Current Maturities of Long Term Debt         253           253            253           253
                                      ----------     ---------     ----------    ----------
Total Long Term Debt                       5,566         5,566          5,566         5,566
Cash and Cash Equivalents                    686           686            686           686
Loans Due From Shareholders (1)            1,207         1,207          1,207         1,207
                                      ----------     ---------     ----------    ----------
Net Debt                                   3,673         3,673          3,673         3,673

Historical EBIT                              839           833            599         1,279
VALUATION MULTIPLE (3)                     10.20         10.20           2.26        (17.57)
                                      ----------     ---------     ----------    ----------
Enterprise Value as Going Concern          8,560         8,499          1,351       (22,475)
less Net Debt (4)                          3,673         3,673          3,673         3,673
                                      ----------     ---------     ----------    ----------
Implied Value of Equity                    4,887         4,826         (2,322)      (26,148)

Option Shares (5)                          232.5         232.5          232.5         232.5
Exercise Price                                 3             3             --            --
                                      ----------     ---------     ----------    ----------
Value from Exercise of Options               698           698             --            --

Warrant Shares (5)                            75            75             75            75
Exercise Price                                 3             3             --            --
                                      ----------     ---------     ----------    ----------
Value for Exercise of Warrants               225           225             --            --
Total Equity Value                         5,810         5,749         (2,322)      (26,148)
Fully Diluted Shares                  1,570.725      1,570.725      1,263.225     1,263.225
                                      ----------     ---------     ----------    ----------
IMPLIED VALUE PER SHARE                     3.70          3.66          (1.84)       (20.70)



                                                           AT WEIGHTED MEAN
                                      -----------------------------------------------------
                                         Mgt.
                                       Forecast         TTM           FYE            FYE
                                      12/31/2002     6/30/2002     12/31/2001     12/31/2000
                                      ----------     ---------     ----------    ----------
Income From Operations                       839           833            599           398
plus Extraordinary Add-Backs (1)              --            --             --           881
                                      ----------     ---------     ----------    ----------
Historical EBIT                              839           833            599         1,279

Less Net Debt @ 9/30/01:
Long-Term Debt                             5,313         5,313          5,313         5,313
Other Debt                                    --           --              --            --
Current Maturities of Long Term Debt         253           253            253           253
                                      ----------     ---------     ----------    ----------
Total Long Term Debt                       5,566         5,566          5,566         5,566
Cash and Cash Equivalents                    686           686            686           686
Loans Due From Shareholders (1)            1,207         1,207          1,207         1,207
                                      ----------     ---------     ----------    ----------
Net Debt                                   3,673         3,673          3,673         3,673

Historical EBIT                              839           833            599         1,279
Valuation Multiple (3)                      8.84          8.84           8.40          9.99
                                      ----------     ---------     ----------    ----------
Enterprise Value as Going Concern          7,413         7,360          5,029        12,777
less Net Debt (4)                          3,673         3,673          3,673         3,673
                                      ----------     ---------     ----------    ----------
Implied Value of Equity                    3,740         3,687          1,356         9,104

Option Shares (5)                          232.5         232.5          232.5         232.5
Exercise Price                                --            --             --             3
                                      ----------     ---------     ----------    ----------
Value from Exercise of Options                --            --             --           698

Warrant Shares (5)                            75            75             75            75
Exercise Price                                --            --             --             3
                                      ----------     ---------     ----------    ----------
Value for Exercise of Warrants                --            --             --           225

Total Equity Value                         3,740         3,687          1,356        10,027
Fully Diluted Shares                   1,263.225     1,263.225      1,263.225     1,570.725
                                      ----------     ---------     ----------    ----------
Implied Value per Share                     2.96          2.92           1.07          6.38


                                                           AT MEDIAN
                                      -----------------------------------------------------
                                         MGT.
                                       FORECAST         TTM            FYE           FYE
                                      12/31/2002     6/30/2002     12/31/2001    12/31/2000
                                      ----------     ---------     ----------    ----------
Income From Operations                       839           833            599           398
plus Extraordinary Add-Backs (1)              --            --             --           881
                                      ----------     ---------     ----------    ----------
Historical EBIT                              839           833            599         1,279
Less Net Debt @ 9/30/01:
Long-Term Debt                             5,313         5,313          5,313         5,313
Other Debt                                    --           --              --            --
Current Maturities of Long Term Debt        253            253            253           253
                                      ----------     ---------     ----------    ----------
Total Long Term Debt                       5,566         5,566          5,566         5,566
Cash and Cash Equivalents                    686           686            686           686
Loans Due From Shareholders (1)           1,207          1,207          1,207         1,207
                                      ----------     ---------     ----------    ----------
Net Debt                                   3,673         3,673          3,673         3,673

Historical EBIT                              839           833            599         1,279
Valuation Multiple (3)                     9.04           9.04           7.90          6.10
                                      ----------     ---------     ----------    ----------
Enterprise Value as Going Concern          7,581         7,527          4,735         7,796
less Net Debt (4)                         3,673          3,673          3,673         3,673
                                      ----------     ---------     ----------    ----------
Implied Value of Equity                    3,908         3,854          1,062         4,123
Option Shares (5)                          232.5         232.5          232.5         232.5
Exercise Price                                3              3             --             3
                                      ----------     ---------     ----------    ----------
Value from Exercise of Options               698           698             -         697.50
Warrant Shares (5)                            75            75             75            75
Exercise Price                                3              3             --             3
                                      ----------     ---------     ----------    ----------
Value for Exercise of Warrants               225           225             --           225
Total Equity Value                         4,830         4,776          1,062         5,045
Fully Diluted Shares                   1,570.725     1,570.725      1,263.225     1,570.725
                                      ----------     ---------     ----------    ----------
Implied Value per Share                     3.08          3.04           0.84          3.21


                                                       AT LOW END OF RANGE
                                      -----------------------------------------------------
                                         MGT.
                                       FORECAST         TTM           FYE            FYE
                                      12/31/2002     6/30/2002     12/31/2001    12/31/2000
                                      ----------     ---------     ----------    ----------
Income From Operations                       839           833            599           398
plus Extraordinary Add-Backs (1)              --            --             --           881
                                      ----------     ---------     ----------    ----------
Historical EBIT                              839           833            599         1,279

Less Net Debt @ 9/30/01:
Long-Term Debt                             5,313         5,313          5,313         5,313
Other Debt                                    --           --              --            --
Current Maturities of Long Term Debt        253            253            253           253
                                      ----------     ---------     ----------    ----------
Total Long Term Debt                       5,566         5,566          5,566         5,566
Cash and Cash Equivalents                    686           686            686           686
Loans Due From Shareholders (1)           1,207          1,207          1,207         1,207
                                      ----------     ---------     ----------    ----------
Net Debt                                   3,673         3,673          3,673         3,673

Historical EBIT                              839           833            599         1,279
Valuation Multiple (3)                     5.33           5.33         (95.42)      (354.40)
                                      ----------     ---------     ----------    ----------
Enterprise Value as Going Concern          4,472         4,440        (57,154)     (453,278)
less Net Debt (4)                         3,673          3,673          3,673         3,673
                                      ----------     ---------     ----------    ----------
Implied Value of Equity                      799           767        (60,827)     (456,951)

Option Shares (5)                          232.5         232.5          232.5         232.5
Exercise Price                                --           --              --            --
                                      ----------     ---------     ----------    ----------
Value from Exercise of Options                --           --              --            --

Warrant Shares (5)                            75            75             75            75
Exercise Price                                --           --              --            --
                                      ----------     ---------     ----------    ----------
Value for Exercise of Warrants                --           --              --            --

Total Equity Value                           799           767        (60,827)     (456,951)
Fully Diluted Shares                   1,263.225     1,263.225      1,263.225     1,263.225
                                      ----------     ---------     ----------    ----------
Implied Value per Share                     0.63          0.61         (48.15)      (361.73)


Footnote:

(1) Historical EBIT has been adjusted upward to reflect the extraordinary cost of funding Westwood's campaign to support a no vote on 2000 ballot question concerning greyhound racing in Massachusetts.

(2) Loans due from shareholders were netted against debt to arrive at net debt as it is an obligation due to the company.

(3) As calculated from the Comparable Financial Ratio Group on the preceding page.

(4) Net debt was deducted from enterprise value to arrive at the implied value of the Westwood's equity.

(5) To the extent the implied value per share exceeded $3.00, the options and warrant shares were included in the fully-diluted shares and the value to Westwood from the exercise price ($3.00) of the options and warrants were included in the value of the equity.

                            THE WESTWOOD GROUP, INC.

     GOING CONCERN VALUATION ANALYSIS (BASED ON COMPARABLE EBITDA MULTIPLE)


                                                       AT HIGH END OF RANGE
                                      -----------------------------------------------------
                                         MGT.
                                       FORECAST         TTM           FYE            FYE
                                      12/31/2002     6/30/2002     12/31/2001    12/31/2000
                                      ----------     ---------     ----------    ----------
Income From Operations                       839           833            599           398
plus Depreciation and Amort.                 579           568            536           523
                                      ----------     ---------     ----------    ----------
EBITDA                                     1,418         1,401          1,135           921
plus Extraordinary Add-Backs (1)              --            --             --           881
                                      ----------     ---------     ----------    ----------
Historical EBITDA                          1,418         1,401          1,135         1,802

Less Net Debt @ 9/30/01:
Long-Term Debt                             5,313         5,313          5,313         5,313
Other Debt                                    --           --              --            --
Current Maturities of Long Term Debt         253           253            253           253
                                      ----------     ---------     ----------    ----------
Total Long Term Debt                       5,566         5,566          5,566         5,566
Cash and Cash Equivalents                    686           686            686           686
Loans Due From Shareholders (1)            1,207         1,207          1,207         1,207
                                      ----------     ---------     ----------    ----------
Net Debt                                   3,673         3,673          3,673         3,673

Historical EBITDA                          1,418         1,401          1,135         1,802
VALUATION MULTIPLE (3)                      7.43          7.43          10.17        179.42
                                      ----------     ---------     ----------    ----------
Enterprise Value as Going Concern         10,541        10,414         11,540       323,318
less Net Debt (4)                          3,673         3,673          3,673         3,673
                                      ----------     ---------     ----------    ----------
Implied Value of Equity                    6,868         6,741          7,867       319,645

Option Shares (5)                          232.5         232.5          232.5         232.5
Exercise Price                                 3             3              3             3
                                      ----------     ---------     ----------    ----------
Value from Exercise of Options               698           698            698           698

Warrant Shares (5)                            75            75             75            75
Exercise Price                                 3             3              3             3
                                      ----------     ---------     ----------    ----------
Value for Exercise of Warrants               225           225            225           225

Total Equity Value                         7,790         7,664          8,789       320,568
Fully Diluted Shares                   1,570.725     1,570.725      1,570.725     1,570.725
                                      ----------     ---------     ----------    ----------
IMPLIED VALUE PER SHARE                     4.96          4.88           5.60        204.09


                                                             AT MEAN
                                      -----------------------------------------------------
                                         MGT.
                                       FORECAST         TTM            FYE          FYE
                                      12/31/2002     6/30/2002     12/31/2001    12/31/2000
                                      ----------     ---------     ----------    ----------
Income From Operations                       839           833            599           398
plus Depreciation and Amort.                 579           568            536           523
                                      ----------     ---------     ----------    ----------
EBITDA                                     1,418         1,401          1,135           921
plus Extraordinary Add-Backs (1)              --            --             --           881
                                      ----------     ---------     ----------    ----------
Historical EBITDA                          1,418         1,401          1,135         1,802

Less Net Debt @ 9/30/01:
Long-Term Debt                             5,313         5,313          5,313         5,313
Other Debt                                    --           --              --            --
Current Maturities of Long Term Debt         253           253            253           253
                                      ----------     ---------     ----------    ----------
Total Long Term Debt                       5,566         5,566          5,566         5,566
Cash and Cash Equivalents                    686           686            686           686
Loans Due From Shareholders (1)            1,207         1,207          1,207         1,207
                                      ----------     ---------     ----------    ----------
Net Debt                                   3,673         3,673          3,673         3,673

Historical EBITDA                          1,418         1,401          1,135         1,802
VALUATION MULTIPLE (3)                      4.86          4.86           4.82         17.08
                                      ----------     ---------     ----------    ----------
Enterprise Value as Going Concern          6,896         6,814          5,469        30,787
less Net Debt (4)                          3,673         3,673          3,673         3,673
                                      ----------     ---------     ----------    ----------
Implied Value of Equity                    3,223         3,141          1,796        27,114

Option Shares (5)                          232.5         232.5          232.5         232.5
Exercise Price                                --            --             --             3
                                      ----------     ---------     ----------    ----------
Value from Exercise of Options                --            --             --           698

Warrant Shares (5)                            75            75             75            75
Exercise Price                                --            --             --             3
                                      ----------     ---------     ----------    ----------
Value for Exercise of Warrants                --            --             --           225

Total Equity Value                         3,223         3,141          1,796        28,036
Fully Diluted Shares                   1,263.225     1,263.225      1,263.225     1,570.725
                                      ----------     ---------     ----------    ----------
IMPLIED VALUE PER SHARE                     2.55          2.49           1.42         17.85


                                                          AT WEIGHTED MEAN
                                      -----------------------------------------------------
                                         Mgt.
                                       Forecast         TTM           FYE           FYE
                                      12/31/2002     6/30/2002     12/31/2001    12/31/2000
                                      ----------     ---------     ----------    ----------
Income From Operations                       839           833            599           398
plus Depreciation and Amort.                 579           568            536           523
                                      ----------     ---------     ----------    ----------
EBITDA                                     1,418         1,401          1,135           921
plus Extraordinary Add-Backs (1)              --            --             --           881
                                      ----------     ---------     ----------    ----------
Historical EBITDA                          1,418         1,401          1,135         1,802

Less Net Debt @ 9/30/01:
Long-Term Debt                             5,313         5,313          5,313         5,313
Other Debt                                    --           --              --            --
Current Maturities of Long Term Debt         253           253            253           253
                                      ----------     ---------     ----------    ----------
Total Long Term Debt                       5,566         5,566          5,566         5,566
Cash and Cash Equivalents                    686           686            686           686
Loans Due From Shareholders (1)            1,207         1,207          1,207         1,207
                                      ----------     ---------     ----------    ----------
Net Debt                                   3,673         3,673          3,673         3,673

Historical EBITDA                          1,418         1,401          1,135         1,802
Valuation Multiple (3)                      4.79          4.79           4.53          4.94
                                      ----------     ---------     ----------    ----------
Enterprise Value as Going Concern          6,796         6,715          5,138         8,900
less Net Debt (4)                          3,673         3,673          3,673         3,673
                                      ----------     ---------     ----------    ----------
Implied Value of Equity                    3,123         3,042          1,465         5,227

Option Shares (5)                          232.5         232.5          232.5         232.5
Exercise Price                                --            --             --             3
                                      ----------     ---------     ----------    ----------
Value from Exercise of Options                --            --             --           698

Warrant Shares (5)                            75            75             75            75
Exercise Price                                --            --             --             3
                                      ----------     ---------     ----------    ----------
Value for Exercise of Warrants                --            --             --           225

Total Equity Value                         3,123         3,042          1,465         6,149
Fully Diluted Shares                   1,263.225     1,263.225      1,263.225     1,570.725
                                      ----------     ---------     ----------    ----------
Implied Value per Share                     2.47          2.41           1.16          3.91


                                                             AT MEDIAN
                                      -----------------------------------------------------
                                         MGT.
                                       FORECAST         TTM           FYE           FYE
                                      12/31/2002     6/30/2002     12/31/2001    12/31/2000
                                      ----------     ---------     ----------    ----------
Income From Operations                       839           833            599           398
plus Depreciation and Amort.                 579           568            536           523
                                      ----------     ---------     ----------    ----------
EBITDA                                     1,418         1,401          1,135           921
plus Extraordinary Add-Backs (1)              --            --             --           881
                                      ----------     ---------     ----------    ----------
Historical EBITDA                          1,418         1,401          1,135         1,802

Less Net Debt @ 9/30/01:
Long-Term Debt                             5,313         5,313          5,313         5,313
Other Debt                                    --           --              --            --
Current Maturities of Long Term Debt         253           253            253           253
                                      ----------     ---------     ----------    ----------
Total Long Term Debt                       5,566         5,566          5,566         5,566
Cash and Cash Equivalents                    686           686            686           686
Loans Due From Shareholders (1)            1,207         1,207          1,207         1,207
                                      ----------     ---------     ----------    ----------
Net Debt                                   3,673         3,673          3,673         3,673

Historical EBITDA                          1,418         1,401          1,135         1,802
Valuation Multiple (3)                      4.94          4.94           4.86          5.54
                                      ----------     ---------     ----------    ----------
Enterprise Value as Going Concern          7,004         6,920          5,516         9,986
less Net Debt (4)                          3,673         3,673          3,673         3,673
                                      ----------     ---------     ----------    ----------
Implied Value of Equity                    3,331         3,247          1,843         6,313

Option Shares (5)                          232.5         232.5          232.5         232.5
Exercise Price                                --            --             --             3
                                      ----------     ---------     ----------    ----------
Value from Exercise of Options                --            --             --        697.50

Warrant Shares (5)                            75            75             75            75
Exercise Price                                --            --             --             3
                                      ----------     ---------     ----------    ----------
Value for Exercise of Warrants                --            --             --           225

Total Equity Value                         3,331         3,247          1,843         7,236
Fully Diluted Shares                   1,263.225     1,263.225      1,263.225     1,570.725
                                      ----------     ---------     ----------    ----------
Implied Value per Share                     2.64          2.57           1.46          4.61


                                                       AT LOW END OF RANGE
                                      -----------------------------------------------------
                                         MGT.
                                       FORECAST         TTM            FYE           FYE
                                      12/31/2002     6/30/2002     12/31/2001    12/31/2000
                                      ----------     ---------     ----------    ----------
Income From Operations                       839           833            599           398
plus Depreciation and Amort.                 579           568            536           523
                                      ----------     ---------     ----------    ----------
EBITDA                                     1,418         1,401          1,135           921
plus Extraordinary Add-Backs (1)              --            --             --           881
                                      ----------     ---------     ----------    ----------
Historical EBITDA                          1,418         1,401          1,135         1,802

Less Net Debt @ 9/30/01:
Long-Term Debt                             5,313         5,313          5,313         5,313
Other Debt                                    --           --              --            --
Current Maturities of Long Term Debt         253           253            253           253
                                      ----------     ---------     ----------    ----------
Total Long Term Debt                       5,566         5,566          5,566         5,566
Cash and Cash Equivalents                    686           686            686           686
Loans Due From Shareholders (1)            1,207         1,207          1,207         1,207
                                      ----------     ---------     ----------    ----------
Net Debt                                   3,673         3,673          3,673         3,673

Historical EBITDA                          1,418         1,401          1,135         1,802
Valuation Multiple (3)                      2.10          2.10           1.56          2.47
                                      ----------     ---------     ----------    ----------
Enterprise Value as Going Concern          2,983         2,947          1,769         4,448
less Net Debt (4)                          3,673         3,673          3,673         3,673
                                      ----------     ---------     ----------    ----------
Implied Value of Equity                     (690)         (726)        (1,904)          775

Option Shares (5)                          232.5         232.5          232.5         232.5
Exercise Price                                --           --              --            --
                                      ----------     ---------     ----------    ----------
Value from Exercise of Options                --           --              --            --

Warrant Shares (5)                            75            75             75            75
Exercise Price                                --           --              --            --
                                      ----------     ---------     ----------    ----------
Value for Exercise of Warrants                --           --              --            --

Total Equity Value                          (690)         (726)        (1,904)          775
Fully Diluted Shares                   1,263.225     1,263.225      1,263.225     1,263.225
                                      ----------     ---------     ----------    ----------
Implied Value per Share                    (0.55)        (0.57)         (1.51)         0.61


Footnote:


(1) Historical EBITDA has been adjusted upward to reflect the extraordinary cost of funding Westwood's campaign to support a no vote on 2000 ballot question concerning greyhound racing in Massachusetts

(2) Loans due from shareholders were netted against debt to arrive at net debt as it is an obligation due to the company.

(3) As calculated from the Comparable Financial Ratio Group on the preceding page.

(4) Net debt was deducted from enterprise value to arrive at the implied value of the Westwood's equity.

(5) To the extent the implied value per share exceeded $3.00, the options and warrant shares were included in the fully-diluted shares and the value to Westwood from the exercise price ($3.00) of the options and warrants were included in the value of the equity.

                            THE WESTWOOD GROUP, INC.

            Going Concern Valuation Analysis (Based on P/E Multiple)




                                                                   RANGE
                                                                                      --------------------------------------------
                                                             LOW           HIGH              MEAN        WGT. MEAN       MEDIAN
                                                          ---------      ---------         ---------     ---------      ---------

     2002 Forecasted Earnings (A)                         $ 367,000      $ 367,000         $ 367,000     $ 367,000      $ 367,000

     Basic and Diluted Shares (B)                         1,263,225      1,509,191         1,366,883     1,317,425      1,287,936
                                                          ---------      ---------         ---------     ---------      ---------

     Earnings Per Share                                   $  0.2905      $  0.2432         $  0.2685     $  0.2786      $  0.2850

     Valuation Multiple                                      (23.60)         51.93             15.04         12.40          11.48
                                                          ---------      ---------         ---------     ---------      ---------

     Value Per Share                                         ($6.86)     $   12.63         $    4.04     $    3.46      $    3.27





(A) Per management forecast.



(B) Basic and Diluted Weighted Average Common Shares Outstanding as per 6/30/02 10Q.

                            THE WESTWOOD GROUP, INC.

          GOING CONCERN VALUATION ANALYSIS (BASED ON CAPITALIZED CASH FLOW) (A)


Forecasted Income from Operations for FYE 12/31/2002      $     839
plus Depreciation and Amort                                     579
EBITDA                                                        1,418
Less taxes @ 43.5%                                             (365)
Less Capex (B)                                                   --
plus/minus changes in Working Capital (C)                        --
                                                          ---------
Free Cash Flow                                            $   1,053

Cost of Debt                                                   6.50%
Cost of Equity                                                25.00%
                                                          ---------
Tax Effective Cost of Debt                                     3.90%
Tax Effective Cost of Equity                                  25.00%
                                                          ---------
% Debt (D)                                                    50.00%
% Equity                                                      50.00%
                                                          ---------
WEIGHTED AVERAGE COST OF CAPITAL                              14.45%

Long-Term Debt                                            $   5,313
Other Debt                                                      166
Current Maturities of Long Term Debt                             87
                                                          ---------
Total Long Term Debt                                          5,566
Cash and Cash Equivalents                                       686
Loans Due From Shareholders                                   1,207
                                                          ---------
Net Debt                                                  $   3,673

Free Cash Flow                                            $   1,053
Cap Rate                                                       14.5%
                                                          ---------
Enterprise Value as Going Concern                             7,287
less Net Debt                                                 3,673
                                                          ---------
Value of Equity                                           $   3,614
Present Value of NOL (E)                                        640
Option Shares                                                 232.5
Exercise Price                                                    3
                                                          ---------
Value from Exercise of Options                                  698
Warrant Shares                                                   75
Exercise Price                                                    3
                                                          ---------
Value from Exercise of Warrants                                 225

Total Equity Value                                            5,177
Fully Diluted Shares                                      1,570.725
                                                          ---------
IMPLIED VALUE PER SHARE                                   $    3.30

Footnotes:

(A) Analysis based upon management's forecast for fiscal year ended 12/31/02 and balance sheet items as of 6/30/02 with proforma adjustments to reflect impact of 9/4/02 refinancing.

(B)   All future capex is assumed to be funded out of the reserve fund.

(C)   Assumes flat earnings growth and therefore no changes in working capital.

(D) A target capitalization of 50% debt is a function of an assumption that a prudent level of debt for Westwood would be approximately 2.75x EBITDA.

(E) Assumes $3.7 million of $5.7 million NOL will be utilized at current earnings prior to expiration in 2012. 34% federal tax rate utilized to determine annual tax savings. Annual savings was discounted @ weighted average cost of capital.

                            THE WESTWOOD GROUP, INC.

                              ASSET BASED APPROACH


                                        ASSUMING $13.65MM LAND APPRAISAL             ASSUMING $11.5MM LAND APPRAISAL

                                      PROFORMA                     FMV @         PROFORMA                             FMV @
                                      06/30/02   ADJUSTMENTS     06/30/02        06/30/02      ADJUSTMENTS         06/30/02
                                      --------   -----------    ----------      ----------     -----------         --------
Assets:
Cash and cash equivalents                  520                         520             520                              520
Restricted & escrowed cash (A)             510          (510)           --             510            (510)              --
Escrowed cash                              166                         166             166                              166
Accounts receivable                         17                          17              17                               17
Prepaid expenses and other current
  assets                                   333                         333             333                              333
Notes receivable from officers             525                         525             525                              525
                                      --------                  ----------      ----------                         --------
Total current assets                     2,071                       1,561           2,071                            1,561

Property Plant and Equipment
Land                                       348                                         348
Building                                18,900                                      18,900
Machinery and equipment                  4,966                                       4,966
                                      --------                                  ----------
Gross balance                           24,214                          --          24,214                               --
less accumulated depreciation and
  amortization                         (19,213)                         --         (19,213)                              --
                                      --------                  ----------      ----------                         --------
Net property, plant and equipment
  (B)                                    5,001         8,649        13,650           5,001           6,499           11,500

Other Assets
Intangibles, net (C)                       300          (300)            -             300            (300)               -
Other assets (D)                            13           (13)            -              13             (13)               -
Notes receivable from officers             682                         682             682                              682
                                      --------                  ----------      ----------                         --------
Total other assets                         995                         682             995                              682
Total Assets                             8,067                      15,893           8,067                           13,743
                                      --------                  ----------      ----------                         --------

Current Liabilities
Accounts payable and other accrued
  liabilities                            1,239                       1,239           1,239                            1,239
Outstanding pari-mutuel tickets (A)        519          (510)            9             519            (510)               9
Settlement liability                         -                           -               -                                -
Purse liability                            301                         301             301                              301
Note payable                               166                         166             166                              166
Current maturities of long-term
  debt/advance from officer                 87                          87              87                               87
                                      --------                  ----------      ----------                         --------
Total current liabilities                2,312          (510)        1,802           2,312            (510)           1,802
Long-term debt, less current
  maturities                             5,313                       5,313           5,313                            5,313
Accrued executive bonus                      8                           8               8                                8
Other long-term liabilities                802                         802             802                              802
                                      --------                  ----------      ----------                         --------

Total Liabilities                        8,435          (510)        7,925           8,435            (510)           7,925

Stockholders' Equity
Common stock                                20                                          20
Class B Common Stock                         9                                           9
Additional paid-in capital              13,379                                      13,379
Accumulated deficit                     (5,513)                                     (5,513)
Other comprehensive loss                  (298)                                       (298)
Cost of shares in treasury              (7,965)                         -           (7,965)                              -
                                      --------                  ----------      ----------                         --------
Total Stockholders' Equity                (368)                      7,968            (368)                          5,818
                                      --------                  ----------      ----------                         --------

Total Liabilities and Stockholders'
  Equity                                 8,067                      15,893           8,067                           13,743

Equity Value of Net Assets                                           7,968                                            5,818
Exercised Option Shares                                              232.5                                            232.5
Exercise Price                                                           3                                                3
                                                                ----------                                         --------
Value from Exercise of Options                                         698                                              698

Exercised Warrant Shares                                                75                                               75
Exercise Price                                                           3                                                3
                                                                ----------                                         --------
Value for Exercise of Warrants                                         225                                              225

Total Equity Value of Net Assets
  Including Exercise Price                                           8,891                                            6,741
Less Comissions and Costs to Sell
  PP&E (E)                                                          (1,183)                                          (1,075)
Less Tax on Gain on Sale of PP&E (F)                                (1,435)                                            (801)
                                                                ----------                                         --------
Net Proceeds to Shareholders                                         6,273                                            4,865
Fully Diluted Shares                                             1,570.725                                        1,570.725
                                                                ----------                                         --------
Value per Share                                                       3.99                                             3.10


Footnotes:

(A) Assumes restricted cash retained by Commonwealth of Massachusetts - corresponding liability offset.

(B) Net Property, Plant and Equipment increased to bring in line with the gross value of the land as appraised by an independent third party before cost of demolition or recovery of value from sale of equipment, furniture and fixtures.

(C) Intangibles are an accounting convention and do not have any monetary value and therefore an adjustment was made to reduce their asset based value to zero.

(D) Other assets do not represent any assets with monetary value and were therefore reduced to zero under the asset based approach.

(E) Assumes 5.0% cost to sell the land and buildings in Revere and $500,000 to demolish and clean up property and other miscelleneous expenses.

(F) Assumes Massachusetts tax rate of 9.5% of gain on sale of property. Assumes $5.7 million net operating loss carryforward shelters the approximate $8.1 million gained for Federal tax purposes ($6.1 million in the $11.5 million appraised land case), but the Federal alternative minimum tax of 3.0% applies on first $5.7 million of gain and 20% tax rate on remaining portion of gain.